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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 21, 2004
               (Date of Earliest Event Reported): April 19, 2004


                               EL PASO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                        1-14365               76-0568816
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                                EL PASO BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 420-2600
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS.

         On April 19, 2004, El Paso Corporation, a Delaware corporation ("El Paso") entered into Amendment No. 1 (the "Amendment") to that certain Parent Company Agreement, dated as of December 15, 2003 (the "Parent Company Agreement"), executed by El Paso, Enterprise Products Partners L.P., a Delaware limited partnership ("Enterprise"), and certain of their respective affiliates. The Parent Company Agreement is one of a series of agreements that were entered into as part of a transaction whereby Enterprise will merge into GulfTerra Energy Partners, L.P., a Delaware limited partnership "GulfTerra").

         Under the original Parent Company Agreement, El Paso was to contribute its 50-percent ownership interest in GulfTerra's general partner, GulfTerra Energy Company, L.L.C., to Enterprise's general partner, in exchange for a 50-percent ownership interest in Enterprise's general partner. Under the Amendment, El Paso will now contribute its 50-percent ownership interest in GulfTerra's general partner to Enterprise's general partner in exchange for a 9.9-percent ownership interest in Enterprise's general partner and $370 million in cash. El Paso will have protective veto rights on certain transactions and the right to exchange its general partner interest for Enterprise common units on a "cash-flow neutral" basis after the six-month anniversary of the transaction.

         The Amendment, the Parent Company Agreement, and the April 20, 2004 press release announcing the execution of the Amendment are hereby filed as Exhibits 2.1, 2.2 and 99.1, respectively, to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit 2.1 Amendment No. 1 to Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company, dated as of April, 19, 2004 (including the forms of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, Exchange and Registration Rights Agreement and Performance Guaranty, to be entered into by the parties named therein in connection with the merger of Enterprise and GulfTerra, attached as Exhibits 1, 2 and 3, respectively, thereto).

         Exhibit 2.2 Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.2 of our Form 8-K dated December 15, 2003).

         Exhibit 99.1   Press release dated April 20, 2004.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EL PASO CORPORATION
                                      (Registrant)

Date: April 21, 2004

                                      By:      /s/ JEFFREY I. BEASON
                                          -------------------------------------
                                            Jeffrey I. Beason
                                            Senior Vice President and Controller
                                            (Principal Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

2.1 Amendment No. 1 to Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company, dated as of April, 19, 2004 (including the forms of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, Exchange and Registration Rights Agreement and Performance Guaranty, to be entered into by the parties named therein in connection with the merger of Enterprise and GulfTerra, attached as Exhibits 1, 2 and 3, respectively, thereto).

2.2 Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to
                  Exhibit 2.2 of our Form 8-K dated December 15, 2003).

99.1              Press release dated April 20, 2004.